EXHIBIT 99.1

PROS Holdings, Inc. Announces $125 Million Private Offering of Convertible Senior Notes

HOUSTON, April 30, 2019 - PROS Holdings, Inc. (NYSE: PRO) today announced that it intends to offer, subject to market conditions and other factors, $125 million aggregate principal amount of convertible senior notes due 2024 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. PROS expects to grant an option to the initial purchasers to purchase up to an additional $18,750,000 aggregate principal amount of convertible notes.

The convertible notes will be unsecured, unsubordinated obligations of PROS and are expected to pay interest semiannually. The convertible notes will mature on May 15, 2024, unless converted, redeemed or repurchased in accordance with their terms prior to such date. Prior to February 15, 2024, the convertible notes will be convertible only upon the satisfaction of certain conditions and during certain periods, and thereafter at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date regardless of these conditions. The convertible notes will be convertible into cash, shares of PROS’ common stock or a combination of cash and shares of PROS’ common stock, at PROS’ election. The initial conversion rate, interest rate and other terms of the convertible notes will be determined at the time of pricing in negotiations with the initial purchasers of the convertible notes.

In connection with the offering, PROS intends to enter into privately negotiated capped call transactions with option counterparties that may include one or more of the initial purchasers or their affiliates. The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of common stock underlying the convertible notes sold in the offering. If the initial purchasers exercise their option to purchase additional notes, PROS may enter into additional capped call transactions with the option counterparties. The capped call transactions are generally expected to reduce potential dilution to PROS’ common stock upon conversion of the convertible notes and/or offset any cash payments PROS is required to make in excess of the principal amount of converted notes, as the case may be.

PROS intends to use a portion of the net proceeds of the offering to pay the cost of the capped call transactions and to use a portion of the remainder of the net proceeds from the offering to enter into separate transactions to repurchase, exchange or otherwise retire a portion of PROS’ outstanding 2.0% Convertible Senior Notes due 2019 from time to time (including concurrently with this offering). The consideration for any such transactions may include cash, shares of PROS’ common stock or a combination of cash and shares of PROS’ common stock. The terms of any separate transactions to repurchase, exchange or otherwise retire outstanding 2019 notes are expected to be individually negotiated and will depend on factors including the market price of PROS’ common stock and the trading price of the 2019 notes at the time of such transactions. PROS expects to use the remaining net proceeds from this offering for general corporate purposes, including working capital, capital expenditures, potential acquisitions and strategic transactions, and potentially additional repurchases of outstanding notes. If the initial purchasers exercise their option to purchase additional notes, PROS intends to use a portion of the net proceeds to fund the cost of entering into additional capped call transactions. Any remaining net proceeds from the sale of additional notes will be used for general corporate purposes.

PROS has been advised that in connection with establishing their initial hedges of the capped call transactions, concurrently with or shortly after the pricing of the notes, the option counterparties or their respective affiliates may purchase shares of PROS’ common stock or other PROS securities or instruments and/or enter into various derivative transactions with respect to PROS’ common stock or other PROS securities or instruments. This activity could increase (or reduce the size of any decrease in) the market price of PROS’ common stock or the notes at that time. The option counterparties or their respective affiliates may subsequently modify their hedge positions. Additionally, in connection with any repurchase, exchange or retirement of 2019 notes, PROS may terminate all or a portion of the existing convertible note hedge and warrant transactions that PROS entered into when the 2019 notes were issued. In connection with any termination of PROS’ existing hedging transactions and the related unwinding of the existing hedge positions of the counterparties to such existing hedging transactions, such counterparties and/or their respective affiliates may sell shares of PROS’ common stock or other PROS securities or instruments in secondary market transactions, and/or unwind various derivative transactions with respect to PROS’ common stock or other PROS securities or instruments. These transactions could affect the market price of PROS’ common stock.

This press release is neither an offer to sell nor a solicitation of an offer to buy the convertible notes or the shares of common stock issuable upon conversion of the convertible notes, if any, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The convertible notes and the shares of common stock issuable upon conversion of the convertible notes, if any, have not been registered under the Securities Act of 1933, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the planned offering, business strategies, market potential, future financial and operational performance and other matters. Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “will,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events and are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, PROS is under no obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. With respect to the planned offering, such uncertainties and circumstances include whether PROS will offer the notes or consummate the offering; the anticipated terms of the notes and the use of the net proceeds from the offering; and whether the capped call transactions will become effective. Various factors could also adversely affect PROS’ operations, business or financial results in the future and cause PROS’ actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” sections contained in PROS’ Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) and Quarterly Report on Form 10-Q for the three months ended March 31, 2019 (“Quarterly Report”), filed with the Securities and Exchange Commission. In addition, PROS operates in a highly competitive, rapidly changing and technology-driven industry. This industry is affected by government regulation, economic, strategic, political and social conditions, technological developments and, particularly in view of new technologies, the continued ability to protect intellectual property rights. PROS’ actual results could differ materially from management’s expectations because of changes in such factors. Achieving PROS’ business and financial objectives, including improved financial results and maintenance of a strong balance sheet and liquidity position, could be adversely affected by the factors discussed or referenced under the “Risk Factors” sections contained in the Annual Report and Quarterly Report as well as, among other things: (a) threats to the security of PROS’ or PROS’ customer’s data, (b) potential business or service disruptions from PROS’ third party data centers, cloud platform providers or other unrelated service providers, (c) evolving data privacy, cyber security and data localization laws and regulations, (d) PROS’ ability to manage its cloud operations, (e) PROS’ ability to migrate customers with on-premise software licenses to its latest cloud solutions; and (f) PROS’ ability to return to profitability following its transition to a cloud strategy.

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Media Contact:
James Gerber
617-960-9875
pros@marchcomms.com

Investor Contact:
PROS Investor Relations

Shannon Tatz
713-335-5932
ir@pros.com